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                                                             Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion and incorporation by reference in this registration statement of our report dated August 7, 1996 incorporated by reference in Briggs & Stratton Corporation's Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.


                                                         ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
April 14, 1997